Exhibit (m)(3): Calculations of Illustrations for VUL IV/VUL IV — ES NY
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$275,000 or 222% x $13,448.30
	=	$275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,919.66
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$562.02
- Mortality & Expense Charge****	$125.93
+ Hypothetical Rate of Return*****	$(160.91)

=	$13,448	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$46.76
2	$46.78
3	$46.79
4	$46.80
5	$46.82
6	$46.83
7	$46.84
8	$46.85
9	$46.87
10	$46.88
11	$46.89
12	$46.91
Total	$562.02

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(13.79)
2	$(13.72)
3	$(13.65)
4	$(13.58)
5	$(13.51)
6	$(13.44)
7	$(13.37)
8	$(13.31)
9	$(13.24)
10	$(13.17)
11	$(13.10)
12	$(13.03)
Total	$(160.91)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$13,448.30
- Year 5 Surrender Charge	$2,865.50

=	$10,583	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$275,000 or 222% x $16,194.88
	=	$275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,749.38
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$557.16
- Mortality & Expense Charge****	$142.44
+ Hypothetical Rate of Return*****	$767.60

=	$16,195	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$46.44
2	$46.43
3	$46.43
4	$46.43
5	$46.43
6	$46.43
7	$46.43
8	$46.43
9	$46.43
10	$46.43
11	$46.43
12	$46.42
Total	$557.16

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$63.84
2	$63.87
3	$63.89
4	$63.91
5	$63.93
6	$63.96
7	$63.98
8	$64.00
9	$64.02
10	$64.05
11	$64.07
12	$64.09
Total	$767.60
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,194.88
- Year 5 Surrender Charge	$2,865.50

=	$13,329	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$275,000 or 222% x $19,419.87
	=	$275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,813.28
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$551.57
- Mortality & Expense Charge****	$161.07
+ Hypothetical Rate of Return*****	$1,941.73

=	$19,420	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$46.06
2	$46.05
3	$46.03
4	$46.01
5	$45.99
6	$45.97
7	$45.96
8	$45.94
9	$45.92
10	$45.90
11	$45.88
12	$45.86
Total	$551.57

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$157.02
2	$157.87
3	$158.72
4	$159.58
5	$160.45
6	$161.33
7	$162.21
8	$163.10
9	$164.00
10	$164.90
11	$165.81
12	$166.73
Total	$1,941.73

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,419.87
- Year 5 Surrender Charge	$2,865.50

=	$16,554	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $99,433.86
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$80,654.71
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,233.87
- Mortality & Expense Charge****	$927.21
+ Hypothetical Rate of Return*****	$(1,184.77)

=	$99,434	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$269.14
2	$269.20
3	$269.27
4	$269.33
5	$269.39
6	$269.46
7	$269.52
8	$269.59
9	$269.65
10	$269.71
11	$269.77
12	$269.84
Total	$3,233.87

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(101.11)
2	$(100.67)
3	$(100.24)
4	$(99.81)
5	$(99.37)
6	$(98.94)
7	$(98.51)
8	$(98.08)
9	$(97.65)
10	$(97.22)
11	$(96.79)
12	$(96.36)
Total	$(1,184.77)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$99,433.86
- Year 5 Surrender Charge	$20,840.00

=	$78,594	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $119,576.98
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$94,057.62
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,205.66
- Mortality & Expense Charge****	$1,048.11
+ Hypothetical Rate of Return*****	$5,648.13

=	$119,577	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$267.23
2	$267.21
3	$267.20
4	$267.18
5	$267.16
6	$267.15
7	$267.13
8	$267.11
9	$267.10
10	$267.08
11	$267.06
12	$267.05
Total	$3,205.66

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$468.16
2	$468.61
3	$469.07
4	$469.52
5	$469.98
6	$470.44
7	$470.90
8	$471.36
9	$471.82
10	$472.29
11	$472.76
12	$473.23
Total	$5,648.13
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$119,576.98
- Year 5 Surrender Charge	$20,840.00

=	$98,737	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $143,213.13
	=	$2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$109,167.49
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,173.27
- Mortality & Expense Charge****	$1,184.37
+ Hypothetical Rate of Return*****	$14,278.29

=	$143,213	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$265.08
2	$264.96
3	$264.85
4	$264.74
5	$264.62
6	$264.50
7	$264.39
8	$264.27
9	$264.15
10	$264.03
11	$263.91
12	$263.79
Total	$3,173.27

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,151.19
2	$1,158.03
3	$1,164.93
4	$1,171.88
5	$1,178.89
6	$1,185.96
7	$1,193.08
8	$1,200.27
9	$1,207.51
10	$1,214.80
11	$1,222.16
12	$1,229.58
Total	$14,278.29
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$143,213.13
- Year 5 Surrender Charge	$20,840.00

=	$122,373	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$275,000 or 222% x $11,965.86
	=	$275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,769.20
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$921.59
- Mortality & Expense Charge****	$113.82
+ Hypothetical Rate of Return*****	$(145.43)

=	$11,966	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$69.16
2	$69.18
3	$69.21
4	$69.23
5	$69.26
6	$69.29
7	$69.31
8	$69.34
9	$69.36
10	$69.39
11	$69.42
12	$69.44
Total	$831.59

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(12.64)
2	$(12.55)
3	$(12.45)
4	$(12.36)
5	$(12.26)
6	$(12.17)
7	$(12.07)
8	$(11.98)
9	$(11.88)
10	$(11.79)
11	$(11.69)
12	$(11.60)
Total	$(145.43)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$11,965.86
- Year 5 Surrender Charge	$2,865.50

=	$9,100	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$275,000 or 222% x $14,488.38
	=	$275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,459.28
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$914.99
- Mortality & Expense Charge****	$129.10
+ Hypothetical Rate of Return*****	$695.69

=	$14,488	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$68.71
2	$68.71
3	$68.72
4	$68.73
5	$68.74
6	$68.75
7	$68.75
8	$68.76
9	$68.77
10	$68.78
11	$68.78
12	$68.79
Total	$824.99

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$58.60
2	$58.49
3	$58.38
4	$58.26
5	$58.15
6	$58.03
7	$57.92
8	$57.80
9	$57.69
10	$57.57
11	$57.45
12	$57.34
Total	$695.69
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,488.38
- Year 5 Surrender Charge	$2,865.50

=	$11,623	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$275,000 or 222% x $17,457.98
	=	$275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,369.74
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$907.40
- Mortality & Expense Charge****	$146.36
+ Hypothetical Rate of Return*****	$1,764.50

=	$17,458	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$68.20
2	$68.19
3	$68.17
4	$68.16
5	$68.14
6	$68.12
7	$68.11
8	$68.09
9	$68.08
10	$68.06
11	$68.05
12	$68.03
Total	$817.40

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$144.27
2	$144.76
3	$145.26
4	$145.75
5	$146.26
6	$146.76
7	$147.27
8	$147.79
9	$148.31
10	$148.83
11	$149.36
12	$149.89
Total	$1,764.50
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$17,457.98
- Year 5 Surrender Charge	$2,865.50

=	$14,592	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $87,643.56
	=	$2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$71,548.32
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$6,136.77
- Mortality & Expense Charge****	$831.07
+ Hypothetical Rate of Return*****	$(1,061.92)

=	$87,644	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$502.92
2	$503.10
3	$503.28
4	$503.45
5	$503.63
6	$503.81
7	$503.99
8	$504.16
9	$504.34
10	$504.52
11	$504.69
12	$504.87
Total	$6,046.77

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(92.07)
2	$(91.41)
3	$(90.76)
4	$(90.11)
5	$(89.46)
6	$(88.81)
7	$(88.16)
8	$(87.52)
9	$(86.87)
10	$(86.23)
11	$(85.58)
12	$(84.94)
Total	$(1,061.92)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$87,643.56
- Year 5 Surrender Charge	$20,840.00

=	$66,804	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $106,024.43
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$83,852.53
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$6,088.73
- Mortality & Expense Charge****	$942.30
+ Hypothetical Rate of Return*****	$5,077.93

=	$106,024	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$499.66
2	$499.70
3	$499.74
4	$499.79
5	$499.83
6	$499.87
7	$499.91
8	$499.96
9	$500.00
10	$500.04
11	$500.09
12	$500.13
Total	$5,998.73

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$426.69
2	$426.05
3	$425.42
4	$424.78
5	$424.14
6	$423.50
7	$422.85
8	$422.20
9	$421.55
10	$420.90
11	$420.25
12	$419.59
Total	$5,077.93

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$106,024.43
- Year 5 Surrender Charge	$20,840.00

=	$85,184	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $127,653.56
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$97,755.50
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$6,033.43
- Mortality & Expense Charge****	$1,067.92
+ Hypothetical Rate of Return*****	$12,874.42

=	$127,654	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$495.97
2	$495.85
3	$495.73
4	$495.61
5	$495.48
6	$495.35
7	$495.23
8	$495.10
9	$494.97
10	$494.84
11	$494.71
12	$494.58
Total	$5,943.43

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,050.37
2	$1,054.35
3	$1,058.36
4	$1,062.41
5	$1,066.49
6	$1,070.60
7	$1,074.74
8	$1,078.92
9	$1,083.14
10	$1,087.39
11	$1,091.67
12	$1,095.99
Total	$12,874.42
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$127,653.56
- Year 5 Surrender Charge	$20,840.00

=	$106,814	(rounded to the nearest dollar)